Subsequent Events	3 Months Ended
Mar. 31, 2023
Prairie Operating Co LLC [Member]
Subsequent Events

Note 5 – Subsequent Events

Non-Compensatory Options

On May 3, 2023, prior to the closing of the Merger, the Company entered into a non-compensatory option purchase agreement with its members, Bristol Capital LLC (“Bristol”) and a third party investor pursuant to which Bristol and such third party investor purchased non-compensatory options for $24,000 and $8,000, respectively, from the Company’s members. Following such purchase, each member of Prairie owns non-compensatory options to purchase a 30% membership interest in the Company, Bristol owns non-compensatory options to purchase a 30% membership interest in the Company and a third party investors owns non-compensatory options to purchase a 10% membership interest in the Company.

Amended and Restated Merger Agreement

On May 3, 2023, the Company entered into an Amended and Restated Agreement and Plan of Merger (the “AR Merger Agreement”) with PrairieCo and Merger Sub to, among other things:

(i) remove the reverse stock split of the shares of Common Stock, at a ratio between 1-23 and 1-30 that was contemplated to occur as part of a series of restructuring transactions prior to the consummation of a contemplated sale of PrairieCo’s securities to certain investors in a private placement (the “PIPE Transaction”);

(ii) amend the date by which the AR Merger Agreement may be terminated by either PrairieCo or the Company if the Merger has not been consummated to on or before September 30, 2023;

(iii) reflect the terms of the AR PSA (as defined below) and the PIPE Transaction; and

(iv) provide for the assumption of the Company’s long-term incentive plan by PrairieCo prior to the effective time of the Merger.

Amended Purchase and Sale Agreement

On May 3, 2023, the Company entered into an Amended and Restated Purchase and Sale Agreement (the “AR PSA”) with PrairieCo and Exok to, among other things:

(i) reflect that the Exok Assets to be purchased by the Company for a total amount of $3,000,000 will consist of approximately 3,157 net mineral acres in, on and under approximately 4,494 gross acres;

(ii) amend the effective date of the conveyance of the Exok Assets to be the Closing Date;

(iii) remove the issuance of $4,182,000 in total equity consideration to Exok, which consisted of (a) 836,4000 shares of Common Stock and (b) 836,400 warrants to purchase 836,400 shares of Common Stock at an exercise price of $6.00 per share; and

(iv) include an option of PrairieCo to purchase, from the Closing Date until the later of (x) the date that is ninety (90) days following the Closing Date and (y) August 15, 2023, approximately 20,327 net mineral acres in, on and under approximately 32,695 additional gross acres from Exok for a purchase price of $22,182,000, payable in (a) $18,000,000 in cash and (b) $4,182,000 in total equity consideration, consisting of (1) a number of shares of Common Stock equal to the quotient of $4,182,000 divided by the volume weighted average price for shares of Common Stock for twenty (20) consecutive trading days ending on the date such option is exercised by the Company and (2) an equal number of warrants to purchase shares of Common Stock.

The Merger and Exok Acquisition both closed on May 3, 2023. At the effective time of the Merger, membership interests in the Company were converted into the right to receive each member’s pro rate share of 65,647,676 shares of Common Stock and PrairieCo assumed and converted non-compensatory options to purchase membership interests of the Company into non-compensatory options to acquire 8,000,000 shares of Common Stock for $0.25 per share, which are only exercisable if specific production hurdles are achieved.